UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2019

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 East Foothill Blvd Pasadena, CA 91107	(626) 765-2000
(Address of Principal Executive Offices)	(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Green Dot Corporation (the “Company”) approved our 2019 Executive Officer Incentive Bonus Plan (the “Plan”), which is designed to reward designated executive officers with a cash bonus if the Company achieves specified annual revenue targets for 2019 while also achieving a threshold level of adjusted EBITDA for 2019. The 2018 named executive officer participants in the Plan, and their 2019 on-target bonus amounts under the Plan expressed as a percentage of their respective annual base salaries, are: Steven W. Streit, President and Chief Executive Officer - 125%; Mark L. Shifke, Chief Financial Officer - 100%; Kuan Archer, President, Chief Product and Technology Officer - 100%; Brett Narlinger, Chief Revenue Officer - 100%; and Konrad Alt, Chief Banking Officer and Vice Chair, Green Dot Bank - 75%.
Under the Plan, participants are eligible to receive one annual cash bonus, each in an amount based on the participant's full 2019 on-target bonus, for achievement of an annual goal for adjusted EBITDA (“Adjusted EBITDA Threshold”) and annual goals for total operating revenues. The actual bonus payment is the on-target bonus amount multiplied by a percentage (which may be more or less than 100% but shall not exceed 150%) that varies depending upon achievement of the annual revenue goals. No bonus shall be payable to the participant if the Company fails to achieve the Adjusted EBITDA Threshold and a pre-established minimum level for annual total operating revenues.
The foregoing descriptions of the Plan is qualified in its entirety by reference to the Plan which is being filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
10.01	2019 Executive Officer Incentive Bonus Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ John C. Ricci
John C. Ricci
General Counsel and Secretary

Date: April 8, 2019